ENTERPRISE BANK & TRUST

TALENT · STRENGTH · PASSION

KBW HONOR ROLL AND COMMUNITY BANK INVESTOR CONFERENCE

Kevin Eichner, CEO
Peter Benoist, Banking CEO
Frank Sanfilippo, CFO

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local economic conditions, risks associated with rapid increase or decrease in prevailing interest rates and competition from banks and other financial institutions, as well as those risks described in Enterprise Financial's 2004 Annual Report or Form 10-K.

OUR BUSINESS MODEL

Enterprise Financial Services Corp is a high growth bank holding company in two lines of business, focused on private businesses and their owner families, currently operating in two urban markets.

MISSION

Our mission is to guide our clients to a lifetime of financial success.

VISION

Our vision is to build an exceptional company that clients value, shareholders prize and where our associates flourish.

We expect Enterprise to be one of the very highest performing growth companies in the industry.

BUSINESS LINE STRATEGY

Our two primary lines of business are commercial banking and wealth management. We compete with full product lines in each line of business.

LOCATING EFSC WITHIN A PEER GROUP

Enterprise is an emerging public company most properly benchmarked over time against companies like CoBiz, Private Bancorp, Boston Private and other high performing business banks with strong wealth management franchises.

CORPORATE HISTORY

1988
- FOUNDING

1997
- OPENED SO. CO. & ST. CHARLES UNITS
- PUBLIC OTC CO. STATUS

1998
- TRUST CO. FORMED

2000
- ENTERED KANSAS CITY MARKET WITH ACQUISITION OF COMMERCIAL GUARANTY BANCSHARES

2001
- EXIT MERCHANT BANKING BUSINESS. WRITE-OFF CAUSES LOSS YEAR

2002
- NEW LEADERSHIP NAMED. EICHNER AS CEO, BENOIST AS BANK CEO

2003
- HEAVY RECRUITING OF NEW TALENT
- SALE OF S.E.KS BRANCHES

2004
- BEGIN INTRO TO INSTITUTIONAL INVESTORS
- WEALTH PRODUCT EXPANSION
- PREP FOR NATIONAL LISTING

2005
- NATIONAL NASDAQ LISTING
- INCLUSION IN RUSSELL INDEX
- 12TH STRAIGHT QUARTER OF RECORD EARNINGS

OVERVIEW: BANKING LINE OF BUSINESS

- **$1.1 billion of banking assets growing at 15% CAGR**
- **Diverse loan portfolio with business owners we know**
- **Sophisticated credit quality management**
- **Exceptional core deposit base with 20% DDA and less than 10% brokered deposits**
- **Highly efficient, multi-faceted distribution system**
- **"Franchise Player" banking talent deployed in each market**

OVERVIEW: WEALTH MANAGEMENT LINE OF BUSINESS

- **Enterprise Trust has grown to $1.5 billion in assets in just six years – one of fastest growing Trust companies in U.S.**
- **Much more than money management with family office for business owners and other high net worth individuals**
- **Non-proprietary, open architecture platform**
- **Wealth Products and Business Consulting units augment Trust income and fill product voids**
- **LOB an excellent differentiator and now emerging as significant contributor to earnings lift**
- **Outstanding talent with full complement of attorneys, CFA's, CPA's, and other professionals**

ST. LOUIS MARKET



- St. Louis MSA is 18th largest in U.S. – Stable, diverse economic base
- A target-rich environment with nearly 60,000 privately held businesses
- 80,286 households with investible assets of $1 million or more
  (Source: Investment News 12/04)
- EFSC now largest and fastest growing billion dollar public bank holding company headquartered in St. Louis

KANSAS CITY MARKET



- Another rich private company market with over 48,000 businesses
- 54,316 households with investible assets of at least $1 million
- Enterprise has grown nearly 4x in just four years to $200 million
- One of fastest growing banks in the market

DIFFERENTIATORS

Our primary marketing differentiators are:

- **Holistic view of personal and business needs**
- **Name brand talent with outstanding reputations**
- **Exceptional service – top to bottom**
- **Sophisticated technology-enabled platform**
- **Narrow-cast marketing (e.g., Enterprise University)**

ORGANIZATIONAL STRATEGIES

- Enfranchisement recruiting model
- Fewer, but better people
- Strong reward systems tied directly to annual and long-term performance contracts
- Very invested in assessment, training, and continuous development of talent
- Supportive, enjoyable culture with emphasis on disciplined execution and high performance expectations.

CURRENT POSITION

- **Largest remaining independent, publicly-held bank holding company headquartered in St. Louis**
- **Emerging as top middle-market player in St. Louis and one of the fastest growing in Kansas City market**
- **Successfully integrating banking and wealth management for the private business owner**
- **Rapidly growing market share in target clientele in both markets and in both LOB's**
- **Well positioned for continued long term growth and strong earnings leverage in both LOB's**

*STRATEGIC INTENT: ORGANIC GROWTH MODEL THROUGH 2010**

Banking Business:
- **12-15% Annual Growth**
- **3.85 – 4.00% NIM**
- **< .25% charge-offs**

+

Wealth Management Business:
- **25% Revenue CAGR**
- **30-35% Earnings CAGR**

→ **< 10% Average Annual Non-Interest Expense Growth Allowable**

→ **EPS Growth = 17-22% Thru Plan Horizon**

* Not intended as a forecast. Does not include effect of acquisitions, if any.

STRATEGIC IMPERATIVES

- Grow share in St. Louis and Kansas City
- Explore other markets, distribution strategies, and acquisitions
- Continue to attract, retain and deploy top talent
- Drive major gains in productivity
- Protect core funding advantages
- Increase company visibility
- Broaden shareholder base

SELECTED FINANCIALS

PETER BENOIST

CHAIRMAN & CEO

ENTERPRISE BANK & TRUST

A CHANGING LANDSCAPE

TARGET	ACQUIROR	DATE
Boatmen's	Bank of America	Various
Mark Twain	Mercantile	1997
Magna Group	Union Planters	1998
Mercantile	Firstar*	1999
Miss. Valley	M&I	2002
Union Planters	Regions	2004
Allegiant	National City	2004

*subsequent merger and name change to U.S. Bank

SOLID YEAR OVER YEAR LOAN GROWTH


$
Portfolio loans at year-end in millions of dollars
1,100
1,000
900
800
700
600
603
680
784
899
1,010-1,050
'05 Growth = @ 15%
3 year CAGR '02 -'05 = @ 15%
'01
'02
'03
'04
'05
Expectation

DIVERSIFIED PORTFOLIO MIX

	'01	'02	'03	'04	6/05
C&I	27%	25%	27%	28%	27%
COMMERCIAL REAL ESTATE	28%	28%	33%	37%	36%
CONSTRUCTION	21%	20%	17%	14%	14%
RESIDENTIAL	27%	28%	19%	17%	19%
CONSUMER	5%	5%	4%	4%	4%
HELD FOR SALE	(8%)	(6%)	-	-	
	100%	100%	100%	100%	100%

EXCELLENT CORE DEPOSIT GROWTH



$ Year-end deposits in millions of dollars
1,200
1,100
1,000
900
800
700
600
656
716
796
940
1,075 - 1,125
'05 Growth = @ 18%
3 year CAGR '02-'05 = @ 16%
'01
'02
'03
'04
'05
Expectation

Note: Core deposits are 90% or more of totals shown

AN ENVIABLE DEPOSIT MIX

	'01	'02	'03	'04	6/05
DDA	15%	18%	20%	21%	20%
NOW/MMA/ SAVINGS	53%	56%	55%	54%	54%
TIME DEPOSITS	26%	21%	20%	18%	19%
BROKERED/ NON-CORE	6%	5%	5%	7%	7%
TOTAL	100%	100%	100%	100%	100%

RISING NET INTEREST INCOME



$
In millions of dollars
50.0
45.0
40.0
35.0
30.0
25.0
20.0
28.8
30.9
32.7
36.7
43.5 - 44.5
'05 Increase = @20%
3 year CAGR '02-'05 = @13%
'01
'02
'03
'04
'05
Expectation

*STRONG NET INTEREST MARGINS**


%
4.90
4.70
4.50
4.30
4.10
3.90
3.70
3.50
4.12%
4.00%
4.01%
3.84%
4.05 - 4.10%
'01
'02
'03
'04
'05
Expectation

* Tax-equivalent

OUTSTANDING ASSET QUALITY


%
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.21%
1.27%
1.35%
1.30%
1.33%
0.62%
0.57%
0.20%
0.20%
0.22%
0.49%
0.14%
0.22%
0.13%
0.00%
'01
'02
'03
'04
Jun-05
Allowance for loan losses to total loans
Non-performing loans to loans
Net charge-offs to avg. loans

A HIGH GROWTH WEALTH MANAGEMENT BUSINESS


$ Gross revenue in millions of dollars
7.0
6.0
5.0
4.0
3.0
2.0
2.0
3.2
4.6
5.3
6.4 - 6.8
'01
'02
'03
'04
'05
Expectation
'05 Growth = @ 26%
3 year CAGR '02-'05 = @ 28%

LEVERAGING WEALTH MANAGEMENT PROFITABILITY



$ In millions of dollars of pre-tax earnings
1.50
1.00
0.50
0.00
(0.50)
(1.00)
(1.50)
'01
'03
'05
Expectation
(1.20)
(0.76)
(0.04)
0.70
0.95 – 1.05
'05 Increase = @47%
3 year CAGR '02-'05 = N/M

EFFECTIVE NON-INTEREST EXPENSE CONTROL

'05 Increase = @10 %

3 year CAGR '02-'05 = @5%



$
In millions of dollars
34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
24.8
27.4
28.2
29.3
32.0 – 32.5
'01
'02
'03
'04
'05
Expectation

IMPROVING EFFICIENCY

Efficiency Ratio



95%
90%
85%
80%
75%
70%
65%
60%
55%
76%
76%
70%
67%
62%-60%
'01
'02
'03
'04
'05
Expectation

Originally Reported:

'01 – 93% (Adjusted For Merchant Banking)

'03 – 66% (Adjusted for branch sale gain)

NET INCOME



$
In millions of dollars
12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
2.7*
5.0
6.9
8.2
11.0 – 11.5
'05 Increase = @ 37%
3 year CAGR '02-'05 = @ 31%
'01
Proforma*
'02
'03
'04
'05
Expectation

*GAAP loss of $2.5 million. Proforma excludes loss from Merchant Bank investments.

FULLY DILUTED EPS


$
In dollars
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.29*
0.52
0.70
0.82
1.00 - 1.05
'05 Increase = @ 24%
3 year CAGR '02 -'05 = @ 25%
'01
Proforma*
'02
'03
'04
'05
Expectation

*GAAP EPS of $(0.28). Proforma excludes Merchant Banking losses.

CAPITAL RATIOS

	12/31/04	6/30/05
Tier 1 Risk-based	9.94%	10.14%
Total Risk-based	11.19%	11.39%
Leverage Ratio	8.44%	9.01%
Equity to Assets	6.86%	7.05%

Regulatory Capital Events in 2004:

- **Issued $5 million of Trust PFD 2Q ’04**
- **Refinanced $11 million of Trust PFD in 4Q ’04**
- **No additional equity capital anticipated in organic growth model**

MID YEAR UPDATE

In millions except per share data	'05 EXPECTATION	ANNUALIZED JUNE RESULTS
PORTFOLIO LOANS	$1,010 - $1,050	$1,020
DEPOSITS	$1,075 - $1,125	$1,051
NET INTEREST INCOME	$43.5 – $44.5	$43.1
W.M. GROSS REV. PRETAX PROFIT	$6.4 - $6.8 $0.95 - $1.05	$6.4 $1.0
NON INTEREST EXPENSE	$32.0 - $32.5	$31.8
NET INCOME	$11.0 - $11.5	$11.2
FULLY DILUTED EPS	$1.00 - $1.05	$1.06

SUMMARY

KEVIN EICHNER
PRESIDENT & CEO
ENTERPRISE FINANCIAL

SUMMARY

- **Positioning EFSC stock as a high growth, high performing winner in the small cap financial services space**
- **Compelling pure-play strategy well executed by experienced and passionate management team**
- **Strong competitive position in two urban markets with excellent business and high net worth client potential**
- **Largest remaining St. Louis headquartered public bank holding company in that market**

SUMMARY (continued)

- Achieving significant lift in EPS driven by:
    - Strong core banking growth
    - Wealth management net fee income
    - Non-interest expense control
- Infrastructure and talent in place to support much larger business model
- Driving excellent shareholder returns with the prospect of continued long term growth
- Newly listed NASDAQ national market stock trading with strong inside ownership and increasing institutional interest.

EFSC IN THE INDUSTRY

EFSC is one of 17 publicly traded banks that meets these size, performance and asset quality metrics.


17
Net Interest Margin > 3.50%
20
LTM NCOs/Average Loans < 0.25%
26
Projected EPS Growth > 15%
162
ROAA > 0.85% & ROAE > 12.0%
253
Assets > $1 Billion
968
All Publicly Traded Banks

Note: Merger targets are excluded from all publicly traded banks.
Source: SNL Financial, Presentation By Al Laufenberg, Managing Director, Investment Banking, Legg Mason

STOCK PRICE



Δ 165 % Increase Since Mid 2002
$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
Δ 32% Increase in 2004
New Management Team Named
•Inclusion in Russell Index
• 32% increase in 2005 YTD
National NASDAQ Listing
7/1/02
12/31/02
12/31/03
12/31/04
7/1/05

DISCUSSION